SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 17, 2003

AVOCENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30575	91-2032368
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4991 CORPORATE DRIVE HUNTSVILLE, ALABAMA 35805
(Address of Principal Executive Offices / Zip Code)

(256) 430-4000
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure.

On July 17, 2003, Avocent Corporation publicly disseminated a press release announcing the financial results for its second quarter and six months ended June 27, 2003.  The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.4 hereto and shall be deemed furnished under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION

Dated: July 17, 2003	By:	/s/ Douglas E. Pritchett
Douglas E. Pritchett
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Document	Page Nos.

Press Release dated July 17, 2003	Exhibit 99.4, 1-6